THE GABELLI ASSET FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2001


                         [GRAPHIC OF FIVE STARS OMITTED]

   MORNINGSTAR RATED [TM] GABELLI ASSET FUND 5 STARS OVERALL AND FOR THE FIVE
     AND TEN-YEAR PERIODS ENDED 09/30/01 AMONG 2904 AND 874 DOMESTIC EQUITY
                              FUNDS, RESPECTIVELY.
           THE FUND WAS RATED 4 STARS FOR THE THREE-YEAR PERIOD ENDED
                   09/30/01 AMONG 4633 DOMESTIC EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      In the third quarter of 2001, the horrifying terrorist attacks on America further undermined an already fragile economy and deepened what was already the worst bear market we have experienced since 1973-74. Prior to September 11, value stocks had held up well relative to growth stocks, as evidenced by the superior performance of value indices versus their growth counterparts over the first eight months of 2001. However, following these unconscionable acts of terrorism, value stocks spiraled lower with the broad market.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, The Gabelli Asset Fund's (the "Fund") net asset value fell 13.40%. The Standard & Poor's ("S&P") 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average fell 14.67%, 30.64%, and 15.37%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund fell 10.04% over the trailing twelve-month period. The S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average declined 26.61%, 59.19%, and 15.48%, respectively, over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Fund's total return averaged 10.33% annually versus average annual returns of 2.03% and 5.83% for the S&P 500 Index and Dow Jones Industrial Average, respectively, and an average annual decline of 4.00% for the Nasdaq Composite Index, over the same three-year period. For the five-year period ended September 30, 2001, the Fund's total return averaged 13.71% annually versus average annual total returns of 10.23%, 4.08%, and 10.40% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT] 2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 9/30/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating (TRADE MARK) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                    ------------------------------------------
                                                      1st         2nd         3rd        4th           Year
                                                    -------------------------------------------------------------
  2001:  Net Asset Value.......................      $33.03      $35.45      $30.70        --            --
         Total Return..........................       (2.6)%       7.3%      (13.4)%       --            --
-----------------------------------------------------------------------------------------------------------------
  2000:  Net Asset Value.......................      $40.93      $40.18      $40.14      $33.90        $33.90
         Total Return..........................        0.2%       (1.8)%      (0.1)%      (0.7)%        (2.4)%
-----------------------------------------------------------------------------------------------------------------
  1999:  Net Asset Value.......................      $37.18      $41.38      $39.52      $40.84        $40.84
         Total Return..........................        4.8%       11.3%       (4.5)%      15.3%         28.5%
-----------------------------------------------------------------------------------------------------------------
  1998:  Net Asset Value.......................      $36.00      $36.41      $31.24      $35.47        $35.47
         Total Return..........................       13.0%        1.1%      (14.2)%      18.2%         15.9%
-----------------------------------------------------------------------------------------------------------------
  1997:  Net Asset Value.......................      $27.00      $31.45      $34.99      $31.85        $31.85
         Total Return..........................        2.2%       16.5%       11.3%        4.3%         38.1%
-----------------------------------------------------------------------------------------------------------------
  1996:  Net Asset Value.......................      $27.44      $28.09      $27.92      $26.42        $26.42
         Total Return..........................        6.6%        2.4%       (0.6)%       4.5%         13.4%
-----------------------------------------------------------------------------------------------------------------
  1995:  Net Asset Value.......................      $23.84      $25.10      $26.76      $25.75        $25.75
         Total Return..........................       7.3%        5.3%         6.6%        3.7%         24.9%
-----------------------------------------------------------------------------------------------------------------
  1994:  Net Asset Value.......................      $22.63      $22.36      $23.56      $22.21        $22.21
         Total Return..........................       (2.9)%      (1.2)%       5.4%       (1.2)%        (0.1)%
-----------------------------------------------------------------------------------------------------------------
  1993:  Net Asset Value.......................      $21.10      $22.10      $23.63      $23.30        $23.30
         Total Return..........................        6.1%        4.7%        6.9%        2.5%         21.8%
-----------------------------------------------------------------------------------------------------------------
  1992:  Net Asset Value.......................      $19.04      $18.91      $19.02      $19.88        $19.88
         Total Return..........................        6.0%       (0.7)%       0.6%        8.5%         14.9%
-----------------------------------------------------------------------------------------------------------------
  1991:  Net Asset Value.......................      $17.36      $17.36      $17.90      $17.96        $17.96
         Total Return..........................       11.1%        0.0%        3.1%        3.2%         18.1%
-----------------------------------------------------------------------------------------------------------------
  1990:  Net Asset Value.......................      $16.48      $16.81      $15.21      $15.63        $15.63
         Total Return..........................       (4.5)%       2.0%       (9.5)%       7.8%         (5.0)%
-----------------------------------------------------------------------------------------------------------------
  1989:  Net Asset Value.......................      $16.46      $18.01      $18.73      $17.26        $17.26
         Total Return..........................       12.0%        9.4%        4.0%       (1.0)%        26.2%
-----------------------------------------------------------------------------------------------------------------
  1988:  Net Asset Value.......................      $13.49      $14.62      $14.94      $14.69        $14.69
         Total Return..........................       14.4%        8.4%        2.2%        3.5%         31.1%
-----------------------------------------------------------------------------------------------------------------
  1987:  Net Asset Value.......................      $12.97      $13.93      $14.66      $12.61        $12.61
         Total Return..........................       19.6%        7.4%        5.2%      (14.0)%        16.2%
-----------------------------------------------------------------------------------------------------------------
  1986:  Net Asset Value.......................      $10.44      $11.21      $11.29      $11.28        $11.28
         Total Return..........................        4.4%(b)     7.4%        0.7%       (0.1)%        12.8%(b)
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
       Average Annual Returns - September 30, 2001 (a)
       -----------------------------------------------
  1 Year .....................................   (10.04)%
  5 Year .....................................     13.71%
  10 Year ....................................     14.02%
  Life of Fund (b) ...........................     14.94%
-------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.


                      Dividend History
--------------------------------------------------------
Payment (ex) Date     Rate Per Share  Reinvestment Price
-----------------     --------------  ------------------
December 27, 2000         $5.880          $33.37
December 27, 1999         $4.630          $39.92
December 28, 1998         $1.419          $34.60
December 30, 1997         $4.610          $31.73
December 31, 1996         $2.770          $26.42
December 29, 1995         $2.000          $25.75
December 30, 1994         $1.056          $22.21
December 31, 1993         $0.921          $23.30
December 31, 1992         $0.755          $19.88
December 31, 1991         $0.505          $17.96
December 31, 1990         $0.770          $15.63
December 29, 1989         $1.278          $17.26
December 30, 1988         $0.775          $14.69
January 4, 1988           $0.834          $12.07
March 9, 1987             $0.505          $12.71
--------------------------------------------------------------------------------

      For the ten-year period ended September 30, 2001, the Fund's total return averaged 14.02% annually versus average annual total returns of 12.69%, 11.02%, and 13.88% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on March 3, 1986 through September 30, 2001, the Fund had a cumulative total return of 776.69%, which equates to an average annual total return of 14.94%.

COMMENTARY

THE CAMEL AND THE SCORPION

      A camel and a scorpion meet on the banks of a river in the Middle East. The scorpion asks the camel for a ride across the river. Initially, the camel declines, fearing the scorpion will sting him. The scorpion finally talks the camel into ferrying him across the river by explaining that it would make no sense for him to sting the camel ensuring his own doom. Half way across the river the scorpion stings the camel. As they are going down to their deaths, the camel asks the scorpion why he did such a foolish thing. The scorpion replies, "because this is the Middle East."

      Unfortunately, this parable came true on the morning of September 11, 2001. By murdering thousands of innocent Americans (and visitors from at least 60 other countries), Middle Eastern extremist groups (the scorpion) ensured their own doom. But, the camel (our faith in the security of Fortress America) is also a victim, and the "peace dividend," which has benefited the U.S. economy and equities markets in so many ways over the last decade, has been suspended, perhaps for a considerable period of time.

      How will Americans respond to this crisis? The same way they have responded to numerous past crises. After an initial period of shock, grief, and disillusion, they will come together to preserve a culture and economy whose unique principles - personal freedom and entrepreneurial capitalism - have made America the greatest nation on earth.

PICKING UP THE PIECES

      As we prepare this letter, we are working diligently to assess all the economic and investment ramifications of this terrible tragedy. We can already make some general observations. First, the economy will dip into recession in the coming quarters. Second, a corporate profit recovery will be postponed. Third, the stock market will rapidly discount all the bad news resulting from this crisis and find a bottom faster than it might have if the economy had simply continued to limp along.

      Prior to September 11, the economy had been struggling, supported only by the American consumer. With consumer confidence plummeting following the terrorist attacks, the economy will likely go into recession. However, we believe the Federal Reserve's response to this crisis along with fiscal stimulus from a unified Congress will put a floor under the economy and lay the groundwork for a recovery in 2002.

      The recovery in profits may be pushed back several quarters. However, profit gains should be sizeable, driven by:

      o economic recovery, spurred by monetary and fiscal policy already in place

      o  lower oil prices

      o  the absence of sizable inventory corrections

      o  aggressive cost cutting

      o  targeted booster shots in the form of tax initiatives

      Reported profits will also benefit from the absence of write-offs (it seems corporate America is writing off as much as possible, including the proverbial kitchen sink) as well as changes in amortization of goodwill (FASB
142).

      Where does this leave the equities market? Before the terrorist attacks, we were already well into a bear market, sparked initially by excessive equities valuations in the technology sector and compounded by a decline in capital spending that eroded earnings in a wider variety of industries. Now, the economic uncertainty and lack of earnings visibility that has plagued the market has been supplanted by fear - ironically, the most necessary ingredient for a bear market bottom. Have we hit bottom yet? Perhaps. However, we will be surprised (certainly pleasantly) if the strong gains in the last week of September hold. Yet, with lower equity prices, together with the current level of (ten year) interest rates, we are in a zone where a margin of safety begins to be visible for equities.

OUR RESPONSE

      Although this senseless tragedy has changed all Americans' lives, it has not changed our investment principles. We buy the stocks of quality companies trading at significant discounts to our appraisal of their "real world" economic value today and into the future. So, our response was not to dump stocks, but rather to re-assess their longer-term prospects. We asked the same questions we have always asked in depressed markets. How bad is bad? Does the company have the resources to address the economic turmoil? How long will it be bad? How good is good? In short, we focused on portfolio companies' "normalized" cash flows, earnings, and business values. In general, we have come to the conclusion that while the short-term outlook for many of our portfolio companies has been negatively impacted by the events of September 11, their long-term prospects remain attractive.

      For example, operating profits for advertising-supported media companies will be under pressure as the economy slides into recession. But, we still expect an economic recovery, the Winter Olympics in Salt Lake City, and the mid-term election political spending to bolster results in 2002. We continue to expect a relaxed regulatory posture at the Federal Communications Commission ("FCC") to result in further consolidation of the broadcast, cable television and newspaper publishing industries. Certainly, this crisis has demonstrated how effectively news is disseminated from a wealth of media sources in every American market.

      We continue to believe rural telephone company stocks will benefit from attractive earnings growth rates and consolidation in this fragmented sector of the telecommunications industry. We will see another round of consolidation among the "wireless" operators. Utilities stocks, particularly those with good dividends and takeover potential, should continue to offer the dual advantage of income and reasonably attractive capital appreciation potential. We expect dominant market share companies in a wide range of economically sensitive industries to attract favorable investor attention as the economy begins to recover in the year ahead.

MORE LASTING CHANGES

      For the last several years, we have been counseling investors not to expect the kind of generous returns from the equities markets that they had become accustomed to over the last ten years. Our caution was based on what we viewed as excessive equities valuations and the historically low "margin of safety" in the stock market. We had hoped the market would simply move sideways for a long enough time to allow fundamentals to catch up with valuations. Unfortunately, stock prices came tumbling down instead. In essence, what we had hoped would be an extended period of boring equities returns was compressed into eighteen months of suffering. Importantly, however, it has had the same result. Stocks are now much more reasonably priced and a margin of safety has returned to the market.

      This does not mean that once the market bottoms, we will enjoy ten more years of 20% plus annual returns. The risk premium for equities (the difference between the returns on stocks versus returns on risk-free Treasury securities) will increase for the foreseeable future. In other words, the inevitable economic and market recovery will not lead to the kind of valuations equities enjoyed after a decade of unprecedented peace and prosperity. Going forward, this translates into equities returns more in line with historical norms. For us and you, this means double digit returns on stocks will come from stock selection prowess...our historical strength.

THIS QUARTER'S SCORECARD

      As could be expected, defense stocks including Northrop Grumman, Lockheed Martin, and Newport News Shipbuilding finished near the top of our third quarter performance rankings. Placer Dome, Newmont Mining, and Homestake Mining also posted solid gains. Regional Bell Operating Company investments SBC Communications and BellSouth managed respectable returns. Bible publisher Thomas Nelson also excelled.

      Advertising-supported media companies, including small group broadcasters Young Broadcasting and Granite Broadcasting, cable television operator Cablevision, and multimedia giants Viacom and AOL Time Warner, declined sharply as already weak advertising promised to get weaker as a result of the tragedy. Aerospace component manufacturer SPS Technologies and airplane builder Boeing also sustained considerable damage due to the serious problems of the airline industry.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AOL TIME WARNER INC. (AOL - $33.10 - NYSE) is the global leader in media and entertainment, with interests in Internet access, filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. AOL Time Warner controls a host of powerful brands, such as America Online, Warner Brothers, CNN, HBO, Cinemax and Time magazine.

HELLER FINANCIAL INC. (HF - $52.77 - NYSE) is a lender to small and mid-sized businesses, and has agreed to be bought by GE Capital for $5.3 billion in cash. GE Capital will launch a tender offer under which HF holders will receive $53.75 per share. Subject to customary regulatory approvals, the tender should close on October 24, 2001. The Fuji Bank, which owns 52% of the fully diluted shares of HF, has agreed to tender its shares into the offer. The offer price values HF at
15.4 times 2002 Earnings Per Share ("EPS"), a premium to the 14 times 2002 EPS that Tyco International (TYC - $45.50 - NYSE) paid to acquire HF rival CIT Group Inc.

LIBERTY MEDIA CORP. (LMC'A - $12.70 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMC'A holds interests in globally branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.
Liberty Media Group Class A and Class B common stock were tracking stocks of AT&T, and they were spun off to the tracking stock shareholders in August 2001.

NAVISTAR INTERNATIONAL CORP. (NAV - $28.25 - NYSE), with world headquarters outside of Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International [R] brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International [R} brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly owned subsidiary, Navistar Financial Corporation.

NEWS CORP. LTD. (NWS'A - $21.29 - NYSE; NWS - $24.10 - NYSE) is a leading global media firm, with interests in broadcast television, cable networks, publishing, magazine inserts, global satellite distribution, and British and Australian newspapers. In the U.S., News Corp. owns the Fox network and one of the country's largest TV station groups. In addition, the company runs 20th Century Fox films and is one of the largest producers of television programming. News Corp. is currently in discussions with General Motors Corp. (GM - $42.90 - NYSE) about acquiring the assets of Hughes Electronics (GMH - $13.33 - NYSE), which owns DirectTV in the U.S. and Latin America.

PEPSICO INC. (PEP - $48.50 - NYSE) is a $25 billion food and beverage company after the acquisition of Quaker Oats was completed on August 2, 2001. PepsiCo added several products to its existing portfolio of the Pepsi-Cola and Frito Lay brands such as Gatorade and the Quaker Oat snack and food businesses. The company is focused on the faster growing convenience category, improving their distribution systems and extracting the synergies expected from the merger. PepsiCo is also benefiting from the introduction of new products such as Mountain Dew Code Red, Pepsi with Lemon, Bistro chips and the continued robust growth of Aquafina.

RALSTON PURINA CO. (RAL - $32.80 - NYSE), based in St. Louis, MO, completed the tax-free spin-off of Energizer Holdings Inc. on April 1, 2000. Ralston Purina now operates in a single business segment, pet products, and is the world's largest manufacturer of dry pet food. The company is also a leading manufacturer of cat litter products in North America. Ralston's brands include DOG CHOW, CAT CHOW, MEOW MIX, PRO PLAN, and TIDY CATS. In January, Nestle S.A. announced a definitive merger agreement with Ralston to acquire all shares for $33.50 per share in cash. The close of the deal is pending approval from the Federal Trade Commission ("FTC") and is expected prior to year-end.

TELEPHONE & DATA SYSTEMS INC. (TDS - $94.30 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $49.50 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp., which has recently been acquired by Deutsche Telekom (DT - $15.50 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at $2 billion. As part of VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

USA NETWORKS INC. (USAI - $17.98 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and cable television. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform. As media, advertising and direct selling converge, USA stands to be a major player. USA recently announced a deal to purchase the majority of Expedia Inc. (EXPE - $24.29 - Nasdaq), a travel oriented website, from Microsoft Corp. (MSFT - $51.17 - Nasdaq).

VIACOM INC. (VIA - $34.95 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

         In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                  WHEN
                         ---                  ----
      Special Chats:     Mario J. Gabelli     First Monday of each month
                         Howard Ward          First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         NOVEMBER             DECEMBER           JANUARY
                         --------             --------           -------
      1st Wednesday      Lynda Calkin         Caesar Bryan       Walter Walsh
      2nd Wednesday      Walter Walsh         Ivan Arteaga       Lynda Calkin
      3rd Wednesday      Laura Linehan        Tim O'Brien        Tim O'Brien
      4th Wednesday      Barbara Marcin       Barbara Marcin     Caesar Bryan
      5th Wednesday                                              Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We have suffered a great loss - not just the lives of thousands of innocent Americans, but also some loss of faith in the security of Fortress America. This tragedy will change our lives forever. It will not alter the spirit of entrepreneurial capitalism that has made America great or diminish the important role the equities markets serve in promoting economic progress. The American economy and equities markets have weathered numerous political and economic crises, including two World Wars, the Great Depression, the Korean War, the Cuban Missile Crisis, the Kennedy Assassination, the Vietnam War, the inflation of the 1970's and countless serious recessions. They will weather this crisis as well.

      The time tested investment principles we adhere to will also survive. Buying the stocks of quality companies trading at deep discounts to their "real world" economic value makes as much sense today as it did on September 10 and will for all the Septembers to come.

      Finally, we want to extend our sympathy to the families and friends of all the victims of this terrible tragedy. We in the New York area financial services community have lost many friends and colleagues. Brave police officers, fire fighters and emergency workers have given their lives attempting to save others. We are all united as we fortify America from a moral, physical, and economic framework.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                                   Sincerely,
                                                   /S/ MARIO J. GABELLI, CFA
                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

October 17, 2001


--------------------------------------------------------------------------------
                               SELECTED HOLDINGS
                               SEPTEMBER 30, 2001
                               ------------------
AOL Time Warner Inc.                           PepsiCo Inc.
Ralston Purina Co.                             Heller Financial Inc.
Telephone & Data Systems Inc.                  Liberty Media Corp.
USA Networks Inc.                              Navistar International Corp.
Viacom Inc.                                    News Corp. Ltd.
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------


                    COMMON STOCKS -- 89.9%
                    AEROSPACE -- 1.3%
     88,000         Boeing Co. .............................         $ 2,948,000
    170,000         Lockheed Martin Corp. ..................           7,437,500
    121,000         Northrop Grumman Corp. .................          12,221,000
                                                                     -----------
                                                                      22,606,500
                                                                     -----------

                    AGRICULTURE -- 0.5%
    630,000         Archer-Daniels-Midland Co. .............           7,931,700
     15,000         Delta & Pine Land Co. ..................             254,700
                                                                     -----------
                                                                       8,186,400
                                                                     -----------

                    AUTOMOTIVE -- 0.4%
    155,000         General Motors Corp. ...................           6,649,500
     30,000         Volkswagen AG ..........................           1,066,901
                                                                     -----------
                                                                       7,716,401
                                                                     -----------

                    AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.3%
     60,000         ArvinMeritor Inc. ......................             857,400
     58,000         BorgWarner Inc. ........................           2,337,400
    240,000         Dana Corp. .............................           3,744,000
    270,000         Federal-Mogul Corp. ....................             175,500
    650,000         GenCorp Inc. ...........................           7,371,000
    500,000         Genuine Parts Co. ......................          15,930,000
    170,000         Johnson Controls Inc. ..................          11,090,800
    120,000         Midas Inc. .............................           1,188,000
    300,000         Modine Manufacturing Co. ...............           7,374,000
    202,500         Scheib (Earl) Inc.+ ....................             402,975
    210,000         Standard Motor Products Inc. ...........           2,457,000
    100,000         Superior Industries International Inc. .           3,321,000
    400,000         Tenneco Automotive Inc. ................             840,000
    200,000         TI Automotive Ltd.+ ....................                   0
    100,000         TransPro Inc. ..........................             305,000
                                                                     -----------
                                                                      57,394,075
                                                                     -----------

                    AVIATION: PARTS AND SERVICES -- 0.6%
     72,000         Aviall Inc.+ ...........................             442,800
    170,000         Curtiss-Wright Corp. ...................           7,922,000
    170,000         Fairchild Corp., Cl. A+ ................             578,000
     70,000         Kaman Corp., Cl. A .....................             926,800
     40,000         Precision Castparts Corp. ..............             888,000
                                                                     -----------
                                                                      10,757,600
                                                                     -----------

                    BROADCASTING -- 0.9%
     20,000         Corus Entertainment Inc., Cl. B+ .......             328,035
    230,000         Granite Broadcasting Corp.+ ............             322,000
     20,000         Gray Communications Systems Inc. .......             304,000
    210,000         Gray Communications Systems Inc., Cl. B            2,778,300
    170,000         Liberty Corp. ..........................           6,757,500
    150,000         Paxson Communications Corp., Cl. A+ ....           1,080,000
    400,000         Television Broadcasting Ltd. ...........           1,084,688
    155,000         Young Broadcasting Inc., Cl. A+ ........           2,247,500
                                                                     -----------
                                                                      14,902,023
                                                                     -----------


                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------

                    BUILDING AND CONSTRUCTION -- 0.7%
     80,111         Huttig Building Products Inc.+ .........         $   412,572
    115,000         Newport News Shipbuilding Inc. .........           7,728,000
    175,000         Nortek Inc.+ ...........................           3,771,250
      4,333         Nortek Inc., Special Common+ (a) .......              93,376
                                                                     -----------
                                                                      12,005,198
                                                                     -----------

                    BUSINESS SERVICES -- 1.5%
    100,000         ANC Rental Corp.+ ......................              52,000
    700,000         Cendant Corp.+ .........................           8,960,000
    100,000         Ecolab Inc. ............................           3,633,000
     10,000         Imation Corp.+ .........................             209,000
     66,500         Landauer Inc. ..........................           2,257,675
    140,000         Nashua Corp.+ ..........................             763,000
    215,000         Vivendi Universal SA, ADR ..............           9,965,250
                                                                     -----------
                                                                      25,839,925
                                                                     -----------

                    CABLE -- 2.1%
    575,000         Cablevision Systems Corp., Cl. A+ ......          23,540,500
     40,000         Comcast Corp., Cl. A ...................           1,422,000
     40,000         Comcast Corp., Cl. A, Special ..........           1,434,800
    150,000         NTL Inc.+ ..............................             465,000
    290,000         Rainbow Media Group+ ...................           5,872,500
     60,000         Shaw Communications Inc., Cl. B ........           1,215,413
     80,000         Shaw Communications Inc., Cl. B, Non-Voting+       1,620,000
    380,000         UnitedGlobalCom Inc., Cl. A+ ...........             881,600
                                                                     -----------
                                                                      36,451,813
                                                                     -----------

                    CLOSED END FUNDS -- 0.1%
     84,000         Royce Value Trust Inc. .................           1,103,760
                                                                     -----------

                    COMMUNICATIONS EQUIPMENT -- 0.5%
    302,000         Allen Telecom Inc.+ ....................           2,627,400
    150,000         Corning Inc. ...........................           1,323,000
    100,000         Lucent Technologies Inc. ...............             573,000
    190,000         Motorola Inc. ..........................           2,964,000
    100,000         Nortel Networks Corp. ..................             561,000
                                                                     -----------
                                                                       8,048,400
                                                                     -----------

                    COMPUTER HARDWARE -- 0.1%
     45,000         Hewlett-Packard Co. ....................             724,500
     70,000         Xerox Corp. ............................             542,500
                                                                     -----------
                                                                       1,267,000
                                                                     -----------

                    COMPUTER SOFTWARE AND SERVICES -- 0.2%
     33,000         Computer Associates International Inc. .             849,420
    125,000         EMC Corp.+ .............................           1,468,750
    230,000         Genuity Inc.+ ..........................             361,100
     40,000         INT Media Group Inc.+ ..................              46,000
                                                                     -----------
                                                                       2,725,270
                                                                     -----------

                    CONSUMER PRODUCTS -- 7.2%
      5,000         Alberto-Culver Co., Cl. A ..............             164,900
      1,000         Alberto-Culver Co., Cl. B ..............              38,890

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------


                    COMMON STOCKS (CONTINUED)
                    CONSUMER PRODUCTS (CONTINUED)
    690,000         Carter-Wallace Inc. ....................         $14,096,700
     11,000         Christian Dior SA ......................             263,970
    200,000         Church & Dwight Co. Inc. ...............           5,170,000
     25,000         Clorox Co. .............................             925,000
     60,000         Department 56 Inc.+ ....................             381,000
     20,000         Eastman Kodak Co. ......................             650,600
    375,000         Energizer Holdings Inc.+ ...............           6,232,500
    135,000         Fortune Brands Inc. ....................           4,522,500
    330,000         Gallaher Group plc, ADR ................           8,811,000
    430,000         Gillette Co. ...........................          12,814,000
      1,500         Givaudan SA+ ...........................             451,897
     80,000         Harley Davidson Inc. ...................           3,240,000
     80,000         International Flavors & Fragrances Inc.            2,215,200
    140,000         Mattel Inc. ............................           2,192,400
     35,000         Maytag Corp. ...........................             862,400
     66,500         National Presto Industries Inc. ........           1,788,850
     95,000         Philip Morris Companies Inc. ...........           4,587,550
    205,000         Procter & Gamble Co. ...................          14,921,950
  1,120,000         Ralston Purina Co. .....................          36,736,000
     41,000         Syratech Corp.+ ........................             251,125
    200,000         Wolverine World Wide Inc. ..............           2,688,000
                                                                     -----------
                                                                     124,006,432
                                                                     -----------

                    CONSUMER SERVICES -- 0.4%
    400,000         Rollins Inc. ...........................           6,220,000
                                                                     -----------
                    DIVERSIFIED INDUSTRIAL -- 4.1%
      5,000         Anixter International Inc.+ ............             123,900
     30,000         Chemed Corp. ...........................             864,000
    120,000         Cooper Industries Inc. .................           4,976,400
    500,000         Crane Co. ..............................          10,960,000
    110,000         Gardner Denver Machinery Corp.+ ........           2,442,000
    205,000         GATX Corp. .............................           6,896,200
      3,000         General Electric Co. ...................             111,600
    150,000         GenTek Inc. ............................             487,500
     30,000         Harbor Global Co. Ltd.+ ................             279,000
    350,000         Honeywell Inc. .........................           9,240,000
    370,000         ITT Industries Inc.+ ...................          16,576,000
    150,000         Katy Industries Inc. ...................             475,500
    310,000         Lamson & Sessions Co.+ .................           1,240,000
     22,000         MagneTek Inc. ..........................             201,960
    176,000         Myers Industries Inc. ..................           2,085,600
    100,000         National Service Industries Inc. .......           2,065,000
     60,000         Pentair Inc. ...........................           1,846,200
    170,000         Sensient Technologies Corp. ............           3,167,100
     92,000         Smith Industries plc ...................             889,699
      6,000         Sulzer AG ..............................             898,226
    155,000         Thomas Industries Inc. .................           3,340,250
     80,000         Trinity Industries Inc. ................           1,732,000
                                                                     -----------
                                                                      70,898,135
                                                                     -----------


                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------

                    ELECTRONICS -- 0.7%
      3,000         Hitachi Ltd., ADR ......................         $   201,000
     13,000         Kyocera Corp., ADR .....................             838,500
     22,000         Molex Inc., Cl. A ......................             534,600
    610,000         Oak Technology Inc.+ ...................           4,758,000
     70,000         Sony Corp., ADR ........................           2,324,000
    244,000         Thomas & Betts Corp. ...................           4,265,120
                                                                     -----------
                                                                      12,921,220
                                                                     -----------

                    ENERGY AND UTILITIES -- 5.2%
    135,000         AGL Resources Inc. .....................           2,695,950
    240,000         BP plc, ADR ............................          11,800,800
     38,000         Brown (Tom) Inc. .......................             794,200
     60,000         Burlington Resources Inc. ..............           2,052,600
     30,000         Chevron Corp. ..........................           2,542,500
    350,000         Conectiv Inc. ..........................           8,225,000
     65,000         Conoco Inc., Cl. A .....................           1,652,950
     43,000         Covanta Energy Corp.+ ..................             502,240
     50,000         Devon Energy Corp. .....................           1,720,000
     39,998         DPL Inc. ...............................             972,751
     15,000         DTE Energy Co. .........................             645,750
    250,000         El Paso Electric Co.+ ..................           3,287,500
     40,000         Energy East Corp. ......................             804,400
     55,000         EOG Resources Inc. .....................           1,591,150
    280,000         Exxon Mobil Corp. ......................          11,032,000
     25,000         Global Marine Inc.+ ....................             350,000
     35,000         GPU Inc. ...............................           1,412,600
     40,000         Halliburton Co. ........................             902,000
     16,359         Kerr-McGee Corp. .......................             849,196
    720,000         Niagara Mohawk Holdings Inc.+ ..........          12,218,400
    180,000         NiSource Inc.+ .........................             381,600
    120,000         Northeast Utilities ....................           2,247,600
     60,000         Pennzoil-Quaker State Co.+ .............             670,800
    100,000         Progress Energy Inc. ...................              30,000
     20,000         SJW Corp. ..............................           1,638,000
    325,000         Southwest Gas Corp. ....................           6,890,000
    165,000         Texaco Inc. ............................          10,725,000
     11,000         UIL Holdings Corp. .....................             524,590
                                                                     -----------
                                                                      89,159,577
                                                                     -----------

                    ENTERTAINMENT -- 8.8%
    712,000         AOL Time Warner Inc.+ ..................          23,567,200
    200,000         Disney (Walt) Co. ......................           3,724,000
     19,406         EMI Group plc ..........................              67,595
    100,000         EMI Group plc, ADR .....................             698,840
     42,000         Fisher Communications Inc. .............           2,184,000
     80,000         Fox Entertainment Group Inc., Cl. A+ ...           1,528,000
    200,000         GC Companies Inc.+ .....................             106,000
    150,000         Grupo Televisa SA, ADR+ ................           4,305,000
      4,000         Liberty Livewire Corp., Cl. A+ .........              26,920
  4,460,000         Liberty Media Corp., Cl. A+ ............          56,642,000
     85,000         Metro-Goldwyn-Mayer Inc.+ ..............           1,440,750
     50,000         Six Flags Inc. .........................             611,500

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------


                    COMMON STOCKS (CONTINUED)
                    ENTERTAINMENT (CONTINUED)
  1,520,000         USA Networks Inc.+ .....................         $27,329,600
    850,000         Viacom Inc., Cl. A+ ....................          29,707,500
     25,000         World Wrestling Federation Entertainment Inc.+       330,000
                                                                     -----------
                                                                     152,268,905
                                                                     -----------

                    ENVIRONMENTAL SERVICES -- 1.1%
    100,000         Allied Waste Industries Inc.+ ..........           1,275,000
    290,000         Republic Services Inc.+ ................           4,698,000
    480,000         Waste Management Inc. ..................          12,835,200
                                                                     -----------
                                                                      18,808,200
                                                                     -----------
                    EQUIPMENT AND SUPPLIES -- 6.6%
    310,000         AMETEK Inc. ............................           8,146,800
     35,000         Amphenol Corp., Cl. A+ .................           1,216,250
     70,000         Caterpillar Inc. .......................           3,136,000
    100,000         CIRCOR International Inc.+ .............           1,500,000
    125,000         CLARCOR Inc. ...........................           2,987,500
    200,000         Crown Cork & Seal Co. Inc.+ ............             458,000
    100,000         CTS Corp. ..............................           1,477,000
      9,000         Danaher Corp. ..........................             424,620
    400,000         Deere & Co. ............................          15,044,000
    220,000         Donaldson Co. Inc. .....................           6,340,400
    143,600         Fedders Corp. ..........................             560,040
    510,000         Flowserve Corp.+ .......................          10,072,500
    180,000         Gerber Scientific Inc. .................           1,890,000
    462,000         IDEX Corp. .............................          12,774,300
     15,000         Ingersoll-Rand Co. .....................             507,000
     90,000         Lufkin Industries Inc. .................           2,062,800
     18,000         Manitowoc Co. Inc. .....................             436,320
     35,000         Met-Pro Corp. ..........................             357,000
    600,000         Navistar International Corp.+ ..........          16,950,000
     20,000         PACCAR Inc. ............................             981,400
    100,000         Sequa Corp., Cl. A+ ....................           4,524,000
    104,000         Sequa Corp., Cl. B+ ....................           5,538,000
    205,000         SPS Technologies Inc.+ .................           6,199,200
     35,000         Sybron Dental Specialties Inc.+ ........             651,000
    315,000         UCAR International Inc.+ ...............           2,803,500
     30,000         Valmont Industries Inc. ................             420,000
    435,000         Watts Industries Inc., Cl. A ...........           5,698,500
    120,000         Weir Group plc .........................             419,747
                                                                     -----------
                                                                     113,575,877
                                                                     -----------
                    FINANCIAL SERVICES -- 5.9%
     25,000         Aegon NV, ADR ..........................             652,500
          1         Al-Zar Ltd.+ (a) .......................                 140
     12,500         Alleghany Corp.+ .......................           2,487,500
     40,000         Allstate Corp. .........................           1,494,000
    250,000         American Express Co. ...................           7,265,000
     61,000         Argonaut Group Inc. ....................             999,790
     50,000         Bank of New York Co. Inc. ..............           1,750,000
     68,000         Bank One Corp. .........................           2,139,960


                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

        220         Berkshire Hathaway Inc., Cl. A+ ........         $15,400,000
     50,000         BKF Capital Group Inc. .................           1,350,000
     27,000         Block (H&R) Inc. .......................           1,041,120
    120,000         Commerzbank AG, ADR ....................           1,978,056
    154,000         Deutsche Bank AG, ADR ..................           8,393,879
    430,000         Heller Financial Inc., Cl. A ...........          22,691,100
     12,000         Lehman Brothers Holdings Inc. ..........             682,200
     38,000         Leucadia National Corp. ................           1,185,600
     83,000         Mellon Financial Corp. .................           2,683,390
     45,000         Metris Companies Inc. ..................           1,113,750
    240,000         Midland Co. ............................           9,744,000
      2,000         MONY Group Inc. ........................              66,240
    150,000         Phoenix Companies Inc.+ ................           2,167,500
     30,000         St. Paul Companies Inc. ................           1,236,600
     84,000         State Street Corp. .....................           3,822,000
     16,000         Stilwell Financial Inc.+ ...............             312,000
     20,000         SunTrust Banks Inc. ....................           1,332,000
      2,000         T. Rowe Price Group Inc. ...............              58,600
      3,000         UBS AG+ ................................             138,450
      8,000         Value Line Inc. ........................             306,400
    250,000         Wachovia Corp. .........................           7,750,000
     25,000         Waddell & Reed Financial Inc., Cl. A ...             650,000
                                                                     -----------
                                                                     100,891,775
                                                                     -----------

                    FOOD AND BEVERAGE -- 8.2%
     16,700         Brau und Brunnen AG+ ...................             241,822
    224,000         Brown-Forman Corp., Cl. A ..............          14,336,000
     45,000         Coca-Cola Co. ..........................           2,108,250
    120,000         Coca-Cola Enterprises Inc. .............           1,840,800
     70,000         ConAgra Foods Inc. .....................           1,571,500
    268,000         Corn Products International Inc. .......           7,699,640
    291,000         Diageo plc, ADR ........................          12,076,500
      7,500         Farmer Brothers Co. ....................           1,650,000
    121,040         Flowers Foods Inc.+ ....................           4,387,700
    260,000         General Mills Inc. .....................          11,830,000
      5,000         Hain Celestial Group Inc.+ .............              92,050
    112,000         Heinz (H.J.) Co. .......................           4,720,800
     68,000         Hershey Foods Corp. ....................           4,445,160
     50,000         IBP Inc. ...............................           1,182,500
    460,000         Kellogg Co. ............................          13,800,000
    100,000         Kerry Group plc, Cl. A .................           1,256,595
    165,000         LVMH Moet Hennessy Louis Vuitton, ADR ..           1,072,087
  1,090,290         PepsiAmericas Inc. .....................          16,299,836
    400,000         PepsiCo Inc. ...........................          19,400,000
    140,000         Ralcorp Holdings Inc.+ .................           2,724,400
     20,000         Sara Lee Corp. .........................             426,000
     20,000         Smucker (J.M.) Co. .....................             513,000
    139,050         Tootsie Roll Industries Inc. ...........           5,320,053
    240,000         Wrigley (Wm.) Jr. Co. ..................          12,312,000
                                                                     -----------
                                                                     141,306,693
                                                                     -----------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------


                    COMMON STOCKS (CONTINUED)
                    HEALTH CARE -- 2.3%
     23,000         American Home Products Corp. ...........         $ 1,339,750
     48,000         Amgen Inc.+ ............................           2,820,960
     25,000         Apogent Technologies Inc.+ .............             597,500
     36,000         Biogen Inc.+ ...........................           2,000,880
     22,000         Bristol-Myers Squibb Co. ...............           1,222,320
     40,000         Chiron Corp.+ ..........................           1,774,800
     10,000         GlaxoSmithKline plc, ADR ...............             561,200
     53,520         Invitrogen Corp.+ ......................           3,519,475
     60,000         Johnson & Johnson ......................           3,324,000
    120,000         Merck & Co. Inc. .......................           7,992,000
    260,000         Pfizer Inc. ............................          10,426,000
     50,000         Pharmacia Corp. ........................           2,028,000
     15,000         Schering-Plough Corp. ..................             556,500
     10,000         Sulzer Medica AG .......................             538,193
     15,000         VISX Inc.+ .............................             198,450
    100,000         Women First HealthCare Inc.+ ...........             825,000
      2,200         Zimmer Holdings Inc.+ ..................              61,050
                                                                     -----------
                                                                      39,786,078
                                                                     -----------

                    HOTELS AND GAMING -- 1.6%
     80,000         Aztar Corp.+ ...........................           1,046,400
    100,000         Boca Resorts Inc., Cl. A+ ..............             995,000
    400,000         Gaylord Entertainment Co. ..............           8,040,000
     30,000         GTECH Holdings Corp.+ ..................           1,036,200
     12,000         Harrah's Entertainment Inc. ............             324,120
  1,200,000         Hilton Group plc .......................           3,227,466
    800,000         Hilton Hotels Corp. ....................           6,280,000
     80,000         Mandalay Resort Group ..................           1,298,400
     40,000         MGM Mirage Inc.+ .......................             899,200
    220,000         Park Place Entertainment Corp.+ ........           1,612,600
    150,000         Starwood Hotels & Resorts Worldwide Inc.           3,300,000
     60,000         Trump Hotels & Casino Resorts Inc.+ ....              90,600
                                                                     -----------
                                                                      28,149,986
                                                                     -----------

                    METALS AND MINING -- 1.2%
     60,000         Alcoa Inc. .............................           1,860,600
    100,000         Barrick Gold Corp. .....................           1,735,000
    300,000         Echo Bay Mines Ltd.+ ...................             204,000
    300,000         Homestake Mining Co. ...................           2,790,000
    500,000         Newmont Mining Corp. ...................          11,800,000
    170,000         Placer Dome Inc. .......................           2,174,300
    250,000         Royal Oak Mines Inc.+ ..................               5,875
     90,000         TVX Gold Inc.+ .........................              44,100
                                                                     -----------
                                                                      20,613,875
                                                                     -----------

                    PAPER AND FOREST PRODUCTS -- 2.1%
    220,000         Greif Bros. Corp., Cl. A ...............           5,042,400
     50,000         Mead Corp. .............................           1,384,000
     10,000         Sealed Air Corp.+ ......................             364,900
    312,000         St. Joe Co. ............................           8,065,200



                                                                        MARKET
     SHARES                                                             VALUE
     ------                                                             ------

    190,000         Westvaco Corp. .........................         $ 4,883,000
    360,000         Willamette Industries Inc. .............          16,196,400
                                                                     -----------
                                                                      35,935,900
                                                                     -----------

                    PUBLISHING -- 4.0%
    230,000         Belo (A.H.) Corp., Cl. A ...............           3,689,200
     15,000         Dow Jones & Co. Inc. ...................             681,450
     50,000         Lee Enterprises Inc. ...................           1,583,500
     60,000         McClatchy Newspapers Inc., Cl. A .......           2,520,000
    135,000         McGraw-Hill Companies Inc. .............           7,857,000
    412,000         Media General Inc., Cl. A ..............          17,864,320
     82,000         Meredith Corp. .........................           2,634,660
    132,000         New York Times Co., Cl. A ..............           5,151,960
     14,000         News Corp. Ltd., ADR ...................             337,400
    372,000         Penton Media Inc. ......................           1,320,600
    265,000         PRIMEDIA Inc.+ .........................             622,750
    130,000         Pulitzer Inc. ..........................           5,756,400
    160,000         Reader's Digest Association Inc., Cl. B            2,841,600
    100,000         Scripps (E.W.) Co., Cl. A ..............           6,091,000
     94,640         Seat-Pagine Gialle SpA .................              69,641
    110,000         Thomas Nelson Inc. .....................             932,800
    279,550         Tribune Co. ............................           8,777,870
                                                                     -----------
                                                                      68,732,151
                                                                     -----------

                    REAL ESTATE -- 0.6%
    385,000         Catellus Development Corp.+ ............           6,729,800
     48,000         Florida East Coast Industries Inc., Cl .A          1,056,000
     72,082         Florida East Coast Industries Inc., Cl .B          1,556,971
     80,000         Griffin Land & Nurseries Inc.+ .........             993,600
      3,961         HomeFed Corp.+ .........................               3,565
                                                                     -----------
                                                                      10,339,936
                                                                     -----------

                    RETAIL -- 2.4%
     41,000         Aaron Rents Inc. .......................             635,500
     20,000         Aaron Rents Inc., Cl. A ................             280,000
    200,000         Albertson's Inc. .......................           6,376,000
    600,000         AutoNation Inc.+ .......................           5,274,000
    180,000         Blockbuster Inc., Cl. A ................           3,942,000
    175,000         Burlington Coat Factory Warehouse Corp.            2,467,500
      4,000         Coldwater Creek Inc.+ ..................              73,200
      6,000         Delhaize Le Lion SA, ADR ...............             332,400
    140,000         Kroger Co.+ ............................           3,449,600
    180,500         Lillian Vernon Corp. ...................           1,425,950
    660,000         Neiman Marcus Group Inc., Cl. B+ .......          15,642,000
    290,000         Rite Aid Corp.+ ........................           2,238,800
                                                                     -----------
                                                                      42,136,950
                                                                     -----------

                    SATELLITE -- 0.2%
    250,099         General Motors Corp., Cl. H+ ...........           3,333,820
    140,000         Loral Space & Communications Ltd.+ .....             182,000
                                                                     -----------
                                                                       3,515,820
                                                                     -----------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------

                    COMMON STOCKS (CONTINUED)
                    SPECIALTY CHEMICALS -- 1.8%
    450,000         Ferro Corp. ............................       $  10,431,000
     65,000         Fuller (H.B.) Co. ......................           2,977,000
     95,000         General Chemical Group Inc. ............             228,000
    110,000         Great Lakes Chemical Corp. .............           2,431,000
    370,000         Hercules Inc.+ .........................           3,052,500
    210,000         Material Sciences Corp.+ ...............           1,743,000
    630,000         Omnova Solutions Inc. ..................           3,937,500
    200,000         Rohm & Haas Co. ........................           6,552,000
                                                                   -------------
                                                                      31,352,000
                                                                   -------------
                    TELECOMMUNICATIONS -- 7.4%
      7,500         Allegiance Telecom Inc.+ ...............              22,575
    100,000         ALLTEL Corp. ...........................           5,795,000
    900,000         AT&T Corp. .............................          17,370,000
    210,000         BCE Inc. ...............................           4,630,500
    150,000         BellSouth Corp. ........................           6,232,500
     14,000         Brasil Telecom Participacoes SA, ADR ...             380,800
     80,000         BroadWing Inc.+ ........................           1,286,400
    220,000         Cable & Wireless plc, ADR ..............           2,840,200
    550,000         CenturyTel Inc. ........................          18,425,000
    380,000         Citizens Communications Co. ............           3,572,000
    325,665         Commonwealth Telephone Enterprises Inc.+          11,968,189
     35,000         Commonwealth Telephone Enterprises Inc.,
                      Cl. B+ ...............................           1,365,000
     75,132         Deutsche Telekom AG, ADR ...............           1,164,546
     60,000         Embratel Participacoes SA, ADR+ ........             167,400
     10,000         Global Crossing Ltd.+ ..................              18,000
    150,000         Qwest Communications International Inc.+           2,505,000
    295,000         RCN Corp.+ .............................             944,000
     10,000         Rogers Communications Inc., Cl. B+ .....             127,872
    430,000         Rogers Communications Inc., Cl. B, ADR+            5,525,500
    100,000         SBC Communications Inc. ................           4,712,000
    300,000         Sprint FON Group .......................           7,203,000
     75,403         Tele Norte Leste Participacoes SA, ADR .             682,397
    500,000         Telecom Italia SpA .....................           3,774,908
    117,000         Telecom Italia SpA, ADR ................           8,911,890
     89,291         Telefonica SA, ADR .....................           3,031,429
     11,612         Telefonica SA, BDR+ ....................             128,271
     20,000         Telefonos de Mexico SA, Cl. L, ADR .....             645,800
     37,500         TELUS Corp. ............................             448,658
     22,500         TELUS Corp., ADR .......................             269,195
     26,500         TELUS Corp., Non-Voting ................             301,115
      7,500         TELUS Corp., Non-Voting, ADR ...........              85,221
    225,000         Verizon Communications .................          12,174,750
                                                                   -------------
                                                                     126,709,116
                                                                   -------------
                    TRANSPORTATION -- 0.1%
     80,000         AMR Corp.+ .............................           1,531,200
      4,000         Kansas City Southern Industries Inc. ...              48,000



                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------

      3,000         Providence & Worcester Railroad Co. ....       $      20,010
     20,000         Ryder System Inc. ......................             399,800
                                                                   -------------
                                                                       1,999,010
                                                                   -------------
                    WIRELESS COMMUNICATIONS -- 5.8%
     70,000         America Movil, SA de CV, Cl. L, ADR+ ...           1,038,100
    425,000         AT&T Wireless Services Inc.+ ...........           6,349,500
    115,000         Leap Wireless International Inc.+ ......           1,805,500
    285,000         Nextel Communications Inc., Cl. A+ .....           2,462,400
    100,000         Nextel Partners Inc., Cl. A+ ...........             673,000
     60,000         Price Communications Corp.+ ............           1,017,000
    240,000         Rogers Wireless
                      Communications Inc., Cl. B+ ..........           2,556,000
    320,000         Sprint PCS Group+ ......................           8,412,800
      6,750         Tele Celular Sul Participacoes SA, ADR .              70,200
     22,500         Tele Centro Oeste Celular
                      Participacoes SA, ADR ................             111,375
      1,350         Tele Leste Celular Participacoes SA, ADR              16,605
      3,375         Tele Nordeste Celular
                      Participacoes SA, ADR ................              60,750
      1,350         Tele Norte Celular Participacoes SA, ADR              27,513
  1,800,000         Telecom Italia Mobile SpA ..............           8,737,387
      3,375         Telemig Celular Participacoes SA, ADR ..              76,613
    695,000         Telephone & Data Systems Inc. ..........          65,538,500
     27,000         Telesp Celular Participacoes SA, ADR ...             142,560
     27,000         Vodafone Group plc, ADR ................             592,920
                                                                   -------------
                                                                      99,688,723
                                                                   -------------
                    TOTAL COMMON STOCKS ....................       1,548,020,724
                                                                   -------------

                    PREFERRED STOCKS -- 3.3%

                    AEROSPACE -- 0.2%
     30,847         Northrop Grumman Corp.,
                      7.00% Cv. Pfd., Ser. B ...............           3,817,316
                                                                   -------------
                    METALS AND MINING -- 0.0%
     15,000         Freeport-McMoRan  Copper & Gold Inc.,
                      7.00% Cv. Pfd. .......................             244,500
                                                                   -------------
                    PUBLISHING -- 3.1%
  2,481,182         News Corp. Ltd., Pfd., ADR .............          52,824,365
                                                                   -------------
                    TELECOMMUNICATIONS -- 0.0%
     13,000         Citizens Communications Co.,
                      5.00% Cv. Pfd. .......................             566,020
                                                                   -------------
                    WIRELESS COMMUNICATIONS -- 0.0%
  7,686,101         Telesp Celular Participacoes SA, Pfd.+ .              16,549
                                                                   -------------
                    TOTAL PREFERRED STOCKS .................          57,468,750
                                                                   -------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

   PRINCIPAL                                                         MARKET
    AMOUNT                                                           VALUE
    ------                                                           ------


                    CORPORATE BONDS -- 0.2%
                    AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
$ 1,300,000         Standard Motor Products Inc.,
                     Sub. Deb. Cv.
                     6.75%, 07/15/09 .......................     $      880,750
                                                                 --------------
                    ENVIRONMENTAL SERVICES -- 0.2%
  3,000,000         Waste Management Inc.,
                     Sub. Deb. Cv.
                     4.00%, 02/01/02 .......................          3,015,000
                                                                 --------------
                    TOTAL CORPORATE BONDS ..................          3,895,750
                                                                 --------------

                    U.S. GOVERNMENT OBLIGATIONS -- 6.6%
112,958,000         U.S. Treasury Bills,
                     1.83% to 3.64%++,
                     due 10/04/01 to 12/27/01 ..............        112,755,182
                                                                 --------------
                    TOTAL INVESTMENTS -- 100.0%
                      (Cost $1,281,000,988) ................      1,722,140,406
                    OTHER ASSETS AND

                      LIABILITIES (NET) -- (0.0%) ..........            (49,881)
                                                                 --------------
                    NET ASSETS -- 100.0% ...................     $1,722,090,525
                                                                 ==============

                                                SETTLEMENT          UNREALIZED
                                                   DATE            DEPRECIATION
                                                ----------         ------------
                    FORWARD FOREIGN EXCHANGE CONTRACTS
 12,285,000(b)      Deliver Hong Kong Dollars
                      in exchange for
                      USD 1,574,555 ..........   08/01/02                 $(803)
                                                                          =====


------------------------
(a)   Security fair valued under procedures established by the Board of
      Trustees.
(b)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
BDR - Brazilian Depositary Receipt.
USD - U.S. Dollars.

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES

Mario J. Gabelli, CFA                             Anthony R. Pustorino
CHAIRMAN AND CHIEF                                CERTIFIED PUBLIC ACCOUNTANT
INVESTMENT OFFICER                                PROFESSOR EMERITUS, PACE
GABELLI ASSET MANAGEMENT INC.                     UNIVERSITY

Anthony J. Colavita                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL

James P. Conn                                     Anthonie C. van Ekris
FORMER CHIEF INVESTMENT OFFICER                   MANAGING DIRECTOR
FINANCIAL SECURITY ASSURANCE                      BALMAC INTERNATIONAL, INC.
HOLDINGS LTD.

John D. Gabelli                                   Salvatore J. Zizza
SENIOR VICE PRESIDENT                             CHAIRMAN
GABELLI & COMPANY, INC.                           HALLMARK ELECTRICAL SUPPLIES
                                                  CORP.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA                             Bruce N. Alpert
PORTFOLIO MANAGER                                 PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company


                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB405Q301SR

                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
ASSET
FUND


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001